UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 16, 2009

SouthCrest Financial Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

000-51287	58-2256460
(Commission File Number)	(IRS Employer Identification No.)

600 North Glynn Street, Suite B, Fayetteville, GA	30214
(Address of Principal Executive Offices)	(Zip Code)

(770) 461-2781

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 17, 2009, as part of  the U.S. Department of the Treasury’s (the “Treasury”) Capital Purchase Program (“CPP”), established under the Troubled Asset Relief Program, SouthCrest Financial Group, Inc. (the “Company”) entered into a Letter Agreement (“Letter Agreement”) and a Securities Purchase Agreement – Standard Terms attached thereto (“Securities Purchase Agreement”), as amended by a side letter agreement (“Side Letter”), with the Treasury, pursuant to which the Company agreed to issue and sell, and the Treasury agreed to purchase (i) 12,900 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, having a liquidation preference of $1,000 per share (“Series A Preferred Shares”), and (ii) a warrant (the “Warrant”) to purchase up to 645.00645 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B, having a liquidation preference of $1,000 per share (“Series B Preferred Shares”), at an exercise price of $0.01 per share, for an aggregate purchase price of $12,900,000 in cash.  The Warrant was exercised by the Treasury on a net basis immediately following the closing of the transaction, resulting in the issuance of 645 Series B Preferred Shares.
This transaction closed on July 17, 2009 (the “Closing Date”). The issuance and sale of these securities was a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.
The Series A Preferred Shares will qualify as Tier 1 capital and pay cumulative dividends at a rate of 5% per annum for the first five years and 9% per annum thereafter.  The Series B Preferred Shares will pay cumulative dividends at a rate of 9% per annum.  Dividends are payable on both the Series A Preferred Shares and the Series B Preferred Shares (collectively, the “Preferred Shares”) quarterly and are payable on February 15, May 15, August 15, and November 15 of each year.  Should the Company fail to pay a total of six dividend payments on the Preferred Shares, whether or not consecutive, the number of directors of the Company shall automatically be increased by two and the holder of the Preferred Shares will have the right to fill the newly created director positions at the Company’s annual or special meeting called for that purpose, until the Company has paid all such dividends that it had failed to pay. The Preferred Shares have no maturity date and rank senior to the common stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company.  The Preferred Shares are generally non-voting.
Pursuant to the American Recovery and Reinvestment Act of 2009 (the “ARRA”), which amended the Emergency Economic Stabilization Act of 2008 (“ESSA”), the Company may, subject to consultation with the Federal Reserve Bank of Atlanta, redeem the Preferred Shares at any time for the aggregate liquidation amount plus any accrued and unpaid dividends without first raising additional capital in an equity offering.
The Securities Purchase Agreement, pursuant to which the Preferred Shares and the Warrant were sold, contains limitations on the payment of dividends on common stock, junior preferred shares, and on other preferred shares.  The ability to repurchase common stock, junior preferred shares, or other preferred shares is also restricted under the Securities Purchase Agreement.
The Securities Purchase Agreement also subjects the Company to certain of the executive compensation limitations included in the EESA, as amended by the ARRA.  As a condition to the closing of the transaction, each of Messrs. Daniel W. Brinks, Larry T. Kuglar, Harvey N. Clapp, Douglas J. Hertha, Kent Berry, Clement M. Clapp, James D. Head, Randall L. Flanagan, Michael S. Wright, and Henry G. Jordan executed a waiver (the “Waiver”), voluntarily waiving any claim against the Treasury or the Company for any changes to compensation or benefits arrangements that are required to comply with any regulations issued by the Treasury under the CPP and acknowledging that the regulations may require modification of the compensation, bonus, incentive, and other benefit plans, arrangements, and policies and agreements (including so-called “golden parachute” agreements) (collectively, “Benefit Plans”) as they relate to the period that the Treasury holds any securities of the Company acquired through the CPP.

The Treasury may unilaterally amend the Securities Purchase Agreement and all related documents to the extent required to comply with any changes in applicable federal statutes after the execution thereof.
Copies of the Letter Agreement (including the Securities Purchase Agreement), the Side Letter, an agreement with the Treasury pertaining to the ARRA (“ARRA Agreement”), the form of Certificate for the Series A Preferred Stock, the form of Certificate for the Series B Preferred Stock, the Warrant, the Articles of Amendment to the Company’s Articles of Incorporation establishing the terms of the Preferred Shares, and the form of Waiver are included as exhibits to this Form 8-K and are incorporated by reference into these Items 1.01, 3.02, 3.03, 5.02 and 5.03. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities
The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders
The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Item 5.02 Compensatory Arrangements of Certain Officers
The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws
On July 16, 2009, the Company filed with the State of Georgia Articles of Amendment to its Articles of Incorporation establishing the terms of the Preferred Shares.  A copy of the Articles of Amendment is included as an exhibit to this Form 8-K and is incorporated by reference into this Item 5.03.
Effective July 17, 2009, the Company’s Bylaws were amended and restated to reflect the correct name of the Company.  A copy of the amended and restated Bylaws is included as an exhibit to this Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits
The following exhibits are being filed herewith:

No.	Description
3.1	Articles of Amendment to the Articles of Incorporation authorizing a class of preferred stock
3.2	Amended and Restated Bylaws
4.1	Form of Certificate for the Series A Preferred Stock
4.2	Form of Certificate for the Series B Preferred Stock
4.3	Warrant to Purchase up to 645.00645 shares of Series B Preferred Stock, dated July 17, 2009
10.1	Letter Agreement, dated July 17, 2009, including Securities Purchase Agreement – Standard Terms, incorporated by reference therein, between the Company and the United States Department of the Treasury
10.2	Side Letter, dated July 17, 2009
10.3	ARRA Agreement, dated July 17, 2009
10.4	Form of Waiver

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHCREST FINANCIAL GROUP, INC.

Dated:   July 22, 2009
By:	/s/ Douglas J. Hertha
Douglas J. Hertha
Senior Vice President, Chief
Financial Officer

EXHIBIT INDEX

No.	Description
3.1	Articles of Amendment to the Articles of Incorporation authorizing a class of preferred stock
3.2	Amended and Restated Bylaws
4.1	Form of Certificate for the Series A Preferred Stock
4.2	Form of Certificate for the Series B Preferred Stock
4.3	Warrant to Purchase up to 645.00645 shares of Series B Preferred Stock, dated July 17, 2009
10.1	Letter Agreement, dated July 17, 2009, including Securities Purchase Agreement – Standard Terms, incorporated by reference therein, between the Company and the United States Department of the Treasury
10.2	Side Letter, dated July 17, 2009
10.3	ARRA Agreement, dated July 17, 2009
10.4	Form of Waiver